UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 8, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



                  1-14244                       84-1214736
 --------------------------------  --------------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

                         GLAS-AIRE INDUSTRIES GROUP LTD.
                              145 TYEE DRIVE, #1641
                         POINT ROBERTS, WASHINGTON 98281
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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

     Item 5.02  Departure of Directors or Principal Officers;
                Election of Directors; Appointment of Principal Officers.......1

SECTION 6.   ASSET BACKED SECURITIES...........................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective February 1, 2008, Francis X. Finigan and Joseph T. Leone resigned as members of the Company's Board of Directors. The Company received their resignation letters on February 8, 2008. Copies of their resignation letters are attached to this Report as Exhibit 99.1. These former directors, who have been furnished with a copy of this Report, resigned voluntarily to make room for new directors who are expected to join the Company's Board of Directors in the near future, who may be designated by prospective investors in the Company. The former directors who resigned did not resign because of a disagreement with the Company, to the knowledge of the Company's executive officers.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.

SECTION 8.  OTHER EVENTS

         Not Applicable.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  99.1 Resignation Letters of Resigning Directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    -----------------------------------------
                                  (Registrant)

Date:  February 8, 2008


                   \s\ Edward Torres, Chief Executive Officer
                     --------------------------------------
                     Edward Torres, Chief Executive Officer





























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